The Prudential Variable Contract Account-2

655 Broad Street

Newark, New Jersey 07102

October 5, 2022

Dear Contractholders/Participants:

Enclosed is a notice and Proxy Statement/Prospectus relating to a special meeting (the “Meeting”) of contractholders and participants having voting rights (collectively, “Participants”) in The Prudential Variable Contract Account-2 (“VCA 2”). The Meeting is scheduled to be held on November 15, 2022, at 1:00 p.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns Participants may have, and recommendations that public health officials may issue, relating to the evolving coronavirus situation. As a result, the Meeting will be conducted solely by means of remote communication. Participants will not be able to attend the Meeting in person. Any Participants wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/Prudential/broadridgevsm/.

At the Meeting, Participants will be asked to:

1.

Approve a restructuring of VCA 2 to change VCA 2 from a management investment company overseen by the Committee of VCA 2 (the “Committee”) to a unit investment trust invested solely in shares of an underlying fund—the Fidelity VIP Index 500 Portfolio; and

2.	Transact such other business as may properly come before the Meeting and any adjournments thereof.

We believe that the proposal is in the best interest of the Participants for several reasons:

•	Potential for Improved Performance: The proposed restructuring will permit VCA 2 to directly invest in an underlying fund with strong historical performance and a larger asset base.

•

Reduced Expenses: The proposed restructuring is expected to decrease total expenses for VCA 2. While the proposal will result in the Participants indirectly bearing the underlying fund’s management fees and expenses, those fees and expenses will be offset by the elimination of the VCA 2 management fee.

•

Potential for Investment and Operational Efficiencies: The proposed restructuring will provide an organizational structure for VCA 2 that is much more common in the variable annuity industry than the current organizational structure. Virtually all of Prudential’s other variable annuity contracts, as well as most across the industry, are structured with two tiers or levels, namely, an insurance company separate account that purchases shares of a mutual fund and a mutual fund that holds a diverse portfolio of investments. Currently, VCA 2 is organized as a one-tier structure consisting of an insurance company separate account that invests directly in a portfolio of investments. The proposed restructuring will move VCA 2 from a one-tier structure to the more common two-tier structure. The two-tier structure provides more flexibility, such as the ability to gain benefits of larger scale by pooling the account value of VCA 2 investors with investments under other variable annuity contracts in the underlying fund.

The Committee has approved the proposal and recommends that you vote “for” the proposal. Although the Committee has determined that the proposals are in your best interest, the final decision is yours.

You are cordially invited to participate in the Meeting. Since it is important that your vote be represented whether or not you are able to participate, you are urged to consider these matters and to exercise your vote by completing, dating, signing, and returning the enclosed proxy card in the accompanying return envelope at your earliest convenience, or by providing your vote by telephone or over the internet by following the enclosed instructions. Proxy cards must be received by the day before the meeting. Votes submitted by telephone or over the internet must be submitted by 11:59 p.m. Eastern Time on the day before the meeting. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Stuart S. Parker,

President

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the full Proxy Statement/Prospectus for a complete description of the proposal and keep it for future reference. As a quick reference, the following questions and answers provide a brief overview of the proposal on which your vote is requested.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT/PROSPECTUS?

A. You have received these proxy and prospectus materials and are being asked to vote on the proposal because you own a contract or certificate issued by The Prudential Insurance Company of America (“Prudential”) and that contract or certificate includes The Prudential Variable Contract Account-2 (“VCA 2”), a separate account of Prudential, as an investment option. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). VCA 2 is seeking contractholder and participant consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask contractholders and participants having voting rights in VCA 2 (collectively, “Participants”) to vote to approve a restructuring of VCA 2 to change VCA 2 from a management investment company overseen by the Committee of VCA 2 (the “Committee”) to a unit investment trust invested solely in shares of an underlying fund—the Fidelity VIP Index 500 Portfolio (the “Fidelity Fund,” and such restructuring, the “Restructuring”).

Q3. WHAT IS THE PROPOSED RESTRUCTURING?

A. Currently, VCA 2 operates as an actively managed portfolio managed by PGIM Investments LLC (“PGIM Investments”)—as the investment manager for VCA 2—and Jennison Associates LLC (“Jennison”)—as the subadviser for VCA 2. As part of the proposal, VCA 2 will become a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”) and invest solely in Initial Class shares of the Fidelity Fund.

Q4. WHY IS THE PROPOSAL IN THE BEST INTEREST OF PARTICIPANTS?

A. We believe that the proposal is in the best interest of the Participants for several reasons:

•	Potential for Improved Performance: The proposed restructuring will permit VCA 2 to directly invest in an underlying fund—the Fidelity Fund—with strong historical performance and a larger asset base.

•

Reduced Expenses: The proposed restructuring is expected to decrease total expenses for VCA 2. While the proposal will result in the Participants indirectly bearing the Fidelity Fund’s management fees and expenses, those fees and expenses will be offset by the elimination of the VCA 2 management fee.

•

Potential for Investment and Operational Efficiencies: The proposed restructuring will provide an organizational structure for VCA 2 that is much more common in the variable annuity industry than the current organizational structure. Virtually all of Prudential’s other variable annuity contracts, as well as most across the industry, are structured with two tiers or levels, namely, an insurance company separate account that purchases shares of a mutual fund and a mutual fund that holds a diverse portfolio of investments. Currently, VCA 2 is organized as a one-tier structure consisting of an insurance company separate account that invests directly in a portfolio of investments. The proposed restructuring will move VCA 2 from a one-tier structure to the more common two-tier structure. The two-tier structure provides more flexibility, such as the ability to gain benefits of larger scale by pooling the account value of VCA 2 investors with investments under other variable annuity contracts in the Fidelity Fund.

Q5. HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A. The Restructuring is expected to reduce your fees and expenses. VCA 2 Participants currently pay a mortality & expense risk fee and an investment management fee. The mortality & expense risk fee that Participants currently pay will remain unchanged after the Restructuring, but the investment management fee charged (0.125%) will no longer be charged following the Restructuring, and the VCA 2 Participants will instead bear the fees and expenses of the Fidelity Fund (currently 0.10%). As such, after the Restructuring, Participants will pay lower total fees and expenses, as more fully explained in the Proxy Statement/Prospectus.

Q6. WHO WILL PAY FOR THE COSTS OF THIS PROXY STATEMENT/PROSPECTUS?

A. On April 4, 2022, Prudential Financial sold its full-service retirement business to Empower Retirement, LLC (“Empower Retirement”), the second-largest retirement provider in the U.S. Prudential and/or Empower Retirement will bear all expenses in connection with this Proxy Statement/Prospectus, including, without limitation: preparation and filing of the Proxy Statement/Prospectus, proxy mailing expenses and solicitation expenses, which are estimated to be $177,000. PGIM Investments expects to utilize a transition manager to facilitate the Restructuring. These expenses, estimated to be $21,000, will be directly incurred on behalf of VCA 2 in connection with the Restructuring and will be borne by VCA 2 and the Participants. PGIM Investments believes these costs to be reasonable in light of the long-term benefits to Participants from the Restructuring, including investment in a fund with strong historical performance and a reduced total expense ratio.

Q7. WHAT HAPPENS IF THE PARTICIPANTS DO NOT APPROVE THE RESTRUCTURING?

A. In the event that the Participants do not approve the Restructuring, the Committee will determine what further action, if any, to take. The Committee could, for example, decide to take no further action, which would mean that VCA 2 would continue to be managed and operated in its current structure, or the Committee could decide to conduct a new proxy solicitation for approval of the Restructuring.

Q8. HOW DO VCA 2 AND THE FIDELITY FUND COMPARE?

A. Both VCA 2 and the Fidelity Fund invest primarily in equity securities of large companies. VCA 2’s investment objective is long-term growth of capital. The Fidelity Fund’s investment objective is to seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. VCA 2 is actively managed, and the Fidelity Fund is passively managed seeking to track the performance on an index.

PGIM Investments serves as the investment manager for VCA 2, and Jennison serves as its subadviser. Fidelity Management & Research Company LLC serves as the investment manager for the Fidelity Fund, and Geode Capital Management, LLC serves as its subadviser.

The investment management fees for the Fidelity Fund are lower than those of VCA 2. After the restructuring, the investment management fee for VCA 2 (0.125%) will no longer be charged, and VCA 2 Participants will bear indirectly the expenses of the Fidelity Fund (currently 0.10%).

Q9. WHAT IS A UNIT INVESTMENT TRUST AND HOW DOES IT DIFFER FROM A MANAGEMENT INVESTMENT COMPANY?

A. A separate account unit investment trust (“UIT”) is a registered investment company that holds a single asset, typically the shares of an underlying mutual fund (in this case the Fidelity Fund). A UIT has no board of directors and no investment adviser because there is no day-to-day investment management. Instead, it is the underlying mutual fund that has the board of directors and investment adviser.

VCA 2 currently operates as a managed separate account, which means that it is a registered open-end management investment company, the same category of registered investment company as mutual funds. Management investment companies directly invest in stocks, bonds, money market instruments, other securities or assets, or some combination of these investments. VCA 2’s one-tier legal structure, in which it directly holds and owns portfolio securities, was common in the industry when VCA 2 was created. The one-tier structure utilized by VCA 2 is no longer common, and today virtually all insurance company separate accounts issuing variable contracts are registered under the 1940 Act with the United States Securities and Exchange Commission as UITs, which (as explained above) do not directly hold portfolio securities, but instead invest in shares of a single underlying mutual fund (a two-tier structure).

The two-tier structure provides several advantages. The structure provides economies of scale in asset management. In particular, a single underlying fund, such as the Fidelity Fund, can combine assets from a wide variety of variable annuity and life contracts. These economies of scale can facilitate the implementation of the investment strategy and provide lower operating expense ratios.

Q10. WHEN WILL THE PARTICIPANT MEETING TAKE PLACE?

A. The special meeting (the “Meeting”) of Participants is scheduled to take place on November 15, 2022, at 1:00 p.m. Eastern Time. Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns Participants may have, and recommendations that public health officials may issue, relating to the evolving coronavirus situation. As a result, the Meeting will be conducted solely by means of remote communication. Participants will not be able to attend the Meeting in person. Any Participants wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/Prudential/broadridgevsm/.

Q11. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•

Registering to attend the Meeting via remote communication at https://viewproxy.com/Prudential/broadridgevsm/. Please visit the Meeting website no later than 5:00 p.m. Eastern Time on November 11, 2022, to register. Participants will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website;

•	Completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. Proxy cards must be received by the day before the Meeting;

•	Calling toll-free 1-800-690-6903 and following the instructions. Votes submitted by telephone must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting; or

•	Online at www.proxyvote.com and following the instructions. Votes submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid the cost of additional solicitation efforts.

Q12. HOW CAN I CHANGE MY VOTE?

A. Previously submitted votes may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Proxy Statement/Prospectus for additional information.

Q13. CAN THE PROXY STATEMENT/PROSPECTUS BE VIEWED ONLINE?

A. Yes, the Proxy Statement/Prospectus can be viewed at https://www.pgim.com/investments/fund-updates.

Q14. WHAT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT/PROSPECTUS?

A. If you require assistance or have any questions regarding the Proxy Statement/Prospectus, please call (800) 821-2712 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time, Monday-Friday.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

655 Broad Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS

TO BE HELD ON NOVEMBER 15, 2022

October 5, 2022

To the contractholders and participants having voting rights (collectively, “Participants”) in The Prudential Variable Contract Account-2 (“VCA 2”):

Notice is hereby given that a special meeting (the “Meeting”) of Participants, will be held on November 15, 2022, at 1:00 p.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns Participants may have, and recommendations that public health officials may issue, relating to the evolving coronavirus situation. As a result, the Meeting will be conducted solely by means of remote communication. Participants will not be able to attend the Meeting in person. Any Participants wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/Prudential/broadridgevsm/.

The purpose of the Meeting is to consider and act upon the following proposal:

Proposal: To approve a restructuring of VCA 2 that would change VCA 2 from a management investment company overseen by the Committee of VCA 2 (the “Committee”) to a unit investment trust invested solely in shares of an underlying fund, the Fidelity VIP Index 500 Portfolio.

We believe that the proposal is in the best interest of the Participants for several reasons:

•	Potential for Improved Performance: The proposed restructuring will permit VCA 2 to directly invest in an underlying fund with strong historical performance and a larger asset base.

•

Reduced Expenses: The proposed restructuring is expected to decrease total expenses for VCA 2. While the proposal will result in the Participants indirectly bearing the underlying fund’s management fees and expenses, those fees and expenses will be offset by the elimination of the VCA 2 management fee.

•

Potential for Investment and Operational Efficiencies: The proposed restructuring will provide an organizational structure for VCA 2 that is much more common in the variable annuity industry than the current organizational structure. Virtually all of Prudential’s other variable annuity contracts, as well as most across the industry, are structured with two tiers or levels, namely, an insurance company separate account that purchases shares of a mutual fund and a mutual fund that holds a diverse portfolio of investments. Currently, VCA 2 is organized as a one-tier structure consisting of an insurance company separate account that invests directly in a portfolio of investments. The proposed restructuring will move VCA 2 from a one-tier structure to the more common two-tier structure. The two-tier structure provides more flexibility, such as the ability to gain benefits of larger scale by pooling the account value of VCA 2 investors with investments under other variable annuity contracts in the underlying fund.

The Committee unanimously recommends that you vote in favor of the proposal.

You should read the Proxy Statement/Prospectus attached to this notice prior to completing your proxy card. The Committee has fixed the close of business on September 15, 2022, as the record date for determining Participants entitled to notice of and to vote at the Meeting, and any adjournment or postponement thereof. This Proxy Statement/Prospectus is first being sent to Participants on or about October 5, 2022.

YOUR VOTE IS IMPORTANT PLEASE RETURN YOUR PROXY CARD PROMPTLY

Regardless of whether you plan to participate in the Meeting, you are requested to promptly complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid envelope. Alternatively, you may vote by telephone or over the Internet as described in the enclosed Proxy Statement/Prospectus. Proxy cards must be received by the day before the Meeting. Votes submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

By Order of the Committee,

Andrew French,

Secretary

PROXY STATEMENT

for

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

and

PROSPECTUS

for

FIDELITY VIP INDEX 500 PORTFOLIO

A SERIES OF VARIABLE INSURANCE PRODUCTS FUND II

October 5, 2022

The Prudential Variable Contract Account-2 655 Broad Street Newark, New Jersey 07102 (973) 367-7521	Variable Insurance Products Fund II 245 Summer Street Boston, Massachusetts 02210 (617) 563-7000

Restructuring of The Prudential Variable Contract Account-2

This Proxy Statement/Prospectus relates to the solicitation by the Committee (the “Committee”) of The Prudential Variable Contract Account-2 (“VCA 2”) of proxies for the special meeting (the “Meeting”) of contractholders and participants having voting rights in VCA 2 (collectively, “Participants”) in VCA 2. The Meeting is scheduled to be held on November 15, 2022, at 1:00 p.m. Eastern Time.

The purpose of the Meeting and this Proxy Statement/Prospectus is to ask Participants to vote to approve a restructuring of VCA 2 to change VCA 2 from a management investment company overseen by the Committee to a unit investment trust invested solely in shares of an underlying fund—the Fidelity VIP Index 500 Portfolio (the “Fidelity Fund,” and such restructuring, the “Restructuring”).

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns Participants may have, and recommendations that public health officials may issue, relating to the evolving coronavirus situation. As a result, the Meeting will be conducted solely by means of remote communication. Participants will not be able to attend the Meeting in person. Any Participants wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/Prudential/broadridgevsm/.

This Proxy Statement/Prospectus is being furnished to Participants who, as of the close of business on September 15, 2022 (the “Record Date”), had voting rights in VCA 2. Participants are being provided the opportunity to vote to approve the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Committee of proxies for the Meeting. Participants having voting rights with respect to VCA 2 as of the close of business on the Record Date are entitled to vote at the Meeting. Additional information regarding voting rights, required Participant vote and voting procedures is included at the end of this Proxy Statement/Prospectus in the section entitled “Voting Information.”

VCA 2 is organized under New Jersey law as a separate account of The Prudential Insurance Company of America (“Prudential”). VCA 2 is also registered under the Investment Company Act of 1940, as amended (the “1940 Act”) with the United States Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Prudential issued variable annuity contracts offering VCA 2 as an investment option. The investment objective of VCA 2 is long-term growth of capital.

Ownership interests in VCA 2 are referred to as “Units,” and the contractholders and participants having voting rights with respect to VCA 2 are referred to as “Participants.” The Committee of VCA 2, which serves the same function as a mutual fund’s board of directors, is referred to as the “Committee,” and the individuals serving on the Committee are “Committee Members.” After the Restructuring VCA 2 will continue to exist as a separate account of Prudential, but will change its form of registration under the 1940 Act from an open-end management investment company to a unit investment trust. The Committee will not exist after the Restructuring, consistent with the Restructuring as a unit investment trust.

PGIM Investments LLC (“PGIM Investments”) serves as the investment manager for VCA 2. Jennison Associates LLC (“Jennison”) serves as the investment subadviser for VCA 2. Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), is the principal underwriter of VCA 2. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. The mailing address for PGIM Investments, PIMS, and VCA 2’s principal office is 655 Broad Street, Newark, New Jersey 07102. The mailing address for Jennison’s principal office is 466 Lexington Avenue, New York, New York 10017.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on November 15, 2022.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely information about VCA 2 that a prospective investor ought to know before investing. It also includes information regarding the proposal that you should know before voting. Additional information about VCA 2 has been filed with the SEC and is available upon oral or written request without charge. This Proxy Statement/Prospectus will be available at https://www.pgim.com/investments/fund-updates on or about October 5, 2022. Distribution of this Proxy Statement/Prospectus to Participants is scheduled to begin on or about October  5, 2022.

Additional information about the Fidelity Fund has been filed with the SEC, including the Prospectus for the Fidelity Fund, dated April 30, 2022, which is incorporated by reference and is included with, and considered to be part of, this Proxy Statement/Prospectus.

The Statement of Additional Information to this Proxy Statement/Prospectus (“SAI”), dated the same date as this Proxy Statement/Prospectus, is incorporated by reference, is deemed to be part of this Proxy Statement/Prospectus, and is available upon oral or written request from VCA 2, at the address and telephone number noted below. VCA 2’s prospectuses, statements of additional information, most recent annual report containing audited financial statements for the most recent fiscal year, and most recent semi-annual report are available on VCA 2’s website at www.pgim.com/investments/mutual-funds/prospectuses-fact-sheets.

Copies of all of these documents are available upon request without charge by calling The Prudential Variable Contract Account-2 at 1-877-778-2100 or by writing to The Prudential Variable Contract Account-2 at 655 Broad Street, Newark, NJ 07102.

You also may view or obtain these documents from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-0102.

The SEC has not approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’ staff and is available at Investor.gov.

SUMMARY

The section is only a summary of certain information contained in this Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Summary Prospectus for the Fidelity VIP Index 500 Portfolio (Exhibit A).

Overview

The purpose of the proxy is to ask contractholders and participants having voting rights (collectively, “Participants”) in The Prudential Variable Contract Account-2 (“VCA 2”) to vote to approve a restructuring of VCA 2 that would change VCA 2 from a management investment company overseen by the Committee of VCA 2 (the “Committee”) to a unit investment trust invested solely in shares of an underlying fund—the Fidelity VIP Index 500 Portfolio (the “Fidelity Fund,” and such restructuring, the “Restructuring”).

Currently, VCA 2 operates as an actively managed portfolio managed by PGIM Investments LLC (“PGIM Investments”)—as the investment manager for VCA 2—and Jennison Associates LLC (“Jennison”)—as the subadviser for VCA 2. As part of the proposal, VCA 2 will become a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”) and invest solely in Initial Class shares of the Fidelity Fund.

The Committee, including all of the independent Committee members, unanimously approved the restructuring and recommends that you vote in favor of the proposal.

Reasons for the Restructuring

The contracts offering VCA 2 as an investment option are no longer actively sold. Because the contracts are no longer actively sold, the asset base of VCA 2 has been declining, and The Prudential Insurance Company of America (“Prudential”) does not expect that the asset base will increase substantially in the foreseeable future.

To address the anticipated decline in the asset base of VCA 2, Prudential proposed, and the Committee approved, a restructuring of VCA 2 to change VCA 2 from a management investment company overseen by the Committee to a unit investment trust under the 1940 Act, invested solely in shares of an underlying fund, the Fidelity Fund. VCA 2 would invest solely in Initial Class shares of the Fidelity Fund.

The Restructuring will also provide an organizational structure for VCA 2 that is more common in the variable annuity industry than the current organization structure. Virtually all of Prudential’s other variable annuity products as well as industry are structured with two tiers or levels, namely, an insurance company separate account that purchases shares of a mutual fund and a mutual fund that holds a diverse portfolio of investments. Currently, VCA 2 is organized as a one-tier structure consisting of an insurance company separate account that invests directly in a portfolio of investments. The Restructuring will move VCA 2 from a one-tier structure to the more common two-tier structure.

If the Restructuring is approved, VCA 2 will continue as a separate account, but instead of holding an actively managed portfolio of equity securities, it will become a unit investment trust, which holds shares of the Fidelity Fund. After the Restructuring, each Participant will have an interest in the unit investment trust equal in value to that Participant’s interest in VCA 2 immediately prior to the Restructuring.

VCA 2 will receive Initial Class shares of the Fidelity Fund. Each such share will be fully paid and non-assessable when issued, which means that the consideration for the shares has been paid in full and the Fidelity Fund may not impose levies on shareholders for more money, respectively. The Fidelity Fund will not issue share certificates; rather, the ownership of the shares will be recorded on the books of the Fidelity Fund, consistent with common industry practice. The shares of the Fidelity Fund issued to VCA 2 will have no pre-emptive or conversion rights, consistent with common industry practice.

The Restructuring will be completed by the sale of all of the securities of VCA 2 for cash and the purchase of shares of the Fidelity Fund. The Restructuring is not expected to result in tax consequences to Participants.

The Restructuring is expected to reduce the Participants’ fees and expenses. VCA 2 currently pays a mortality & expense risk fee and an investment management fee. The mortality & expense risk fee will remain unchanged after the Restructuring, but the investment management fee charged (0.125%) will no longer be charged following the Restructuring, and the VCA 2 Participants will instead bear the fees and expenses of the Fidelity Fund (currently 0.10%). As such, after the Restructuring, Participants will pay lower total fees and expenses.

The Restructuring will not result in any changes to your contract or certificate, including your benefits.

The Restructuring will also benefit the Participants by allowing Participants to participate in the larger asset base of the Fidelity Fund. Due to the Fidelity Fund’s current expense ratio, the Restructuring will result in decreased fees and expenses for Participants. The Fidelity Fund has outperformed VCA 2 over the previous 1-year, 5-year and 10-year time periods as of December 31, 2021. PGIM Investments LLC (“PGIM Investments”) serves as the investment manager for VCA 2. Jennison Associates LLC (“Jennison”) serves as the investment subadviser for VCA 2. Fidelity Management & Research Company LLC (“Fidelity”) serves as the investment manager for the Fidelity Fund. Geode Capital Management, LLC (“Geode”) serves as the investment subadviser for the Fidelity Fund.

The implementation of the Restructuring is subject to various conditions, including approval by Participants. The Restructuring may be abandoned at any time prior to the effective time, notwithstanding approval by Participants, at the discretion of the Committee and PGIM Investments. If approved by Participants, the Restructuring will become effective on such date as may be mutually agreed upon by Fidelity and PGIM Investments. It is expected that the Restructuring will be completed in or about December, 2022.

Comparison of VCA 2 and the Fidelity Fund

Investment Objectives and Principal Investment Strategies

Both VCA 2 and the Fidelity Fund invest primarily in equity securities of large companies. VCA 2’s investment objective is long-term growth of capital. The Fidelity Fund’s investment objective is to seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. VCA 2 is actively managed, and the Fidelity Fund is passively managed seeking to track the performance on an index.

PGIM Investments serves as the investment manager for VCA 2, and Jennison serves as its subadviser. Fidelity serves as the investment manager for the Fidelity Fund, and Geode serves as its subadviser.

VCA 2 seeks to achieve its investment objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. VCA 2 may also invest in preferred stocks, warrants, convertible bonds, or other equity-related securities. Under normal market conditions, VCA 2 may also invest up to 20% of its total assets in short-, intermediate- or long-term debt instruments that have been rated “investment grade.” VCA 2 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, VCA 2 may purchase and sell futures contracts on foreign currencies or groups of foreign currencies. In addition to futures contracts, VCA 2 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts.

As part of its principal investment strategies, the Fidelity Fund normally invests at least 80% of its assets in common stocks included in the S&P 500 Index, and lends securities to earn income for the fund. In addition to its principal investment strategies, the Fidelity Fund may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund’s exposure to changing security prices or other factors that affect security values.

The Restructuring would change VCA 2 from a management investment company to a unit investment trust holding shares of the Fidelity Fund. As a unit investment trust, VCA 2 would have the right to substitute from shares of the Fidelity Fund to another fund in accordance with applicable regulatory requirements, including in some situations reliance on an order issued by the SEC.

Principal Risks of VCA 2 and the Fidelity Fund

The principal investment risks of VCA 2 and the Fidelity Fund are substantially similar because they both invest primarily in equity securities of large companies.

VCA 2 is subject to risks related to active management, including the risk that VCA 2 underperforms its benchmark, while the Fidelity Fund is subject to risk related to passive management, including the risk that the Fidelity Fund’s performance may vary from its underlying index and the risk the Fidelity Fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

The Fidelity Fund is also subject to risks related to securities lending, including the risk that the borrower may default on its obligation to return the securities loaned.

VCA 2 is subject to the risks associated with foreign investments since it may invest in foreign securities and to the risks associated with real estate investments since it may invest in real estate investment trusts (REITs) and real estate-linked derivative instruments. VCA 2 is also subject to risks associated with fixed income investments since it may invest up to 20% of its total assets in short-, intermediate- or long-term debt instruments that have been rated “investment grade.”

Fees and Expenses

The Restructuring is expected to reduce your fees and expenses. VCA 2 currently pays a mortality & expense risk fee and an investment management fee. The mortality & expense risk fee will remain unchanged after the Restructuring, but the investment management fee charged (0.125%) will no longer be charged following the Restructuring, and the Participants will instead bear the fees and expenses of the Fidelity Fund (currently 0.10%). As such, after the Restructuring, Participants will pay lower total fees and expenses.

The table below sets out the current expense structures of VCA 2 and the pro forma expense structures assuming that the Participants approve the Restructuring:

VCA 2	Current Expense Structure	Pro Forma Expense Structure
Management Fee	0.125%	n/a
Mortality & Expense Risk Fee	0.375%	0.375%
Fidelity Fund Total Expense Ratio	n/a	0.10%
Total Expenses	0.50%	0.475%

Participants also pay certain fees and expenses at the time that they purchase, surrender, or make withdrawals from the contracts offering VCA 2 as an investment option. State premium taxes may also be deducted. The Restructuring will not change any of these fees and expenses.

The table below sets out the current transaction fees and expenses of VCA 2:

Transaction Expenses[1]	Current	Maximum
Sales Load Imposed on Purchases (as a percentage of contributions made)	None	2.5%
Deferred Sales Load (as a percentage of contributions withdrawn)	None	None
Exchange Fee	None	None

[1]

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in VCA 2 to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.

Expense Example

The example is intended to help you compare the cost of investing in VCA 2 under the current structure for the twelve-month period ended June 30, 2022, with the cost of investing in VCA 2 after the Restructuring assuming that VCA 2 directly invested in the Fidelity Fund for the twelve-month period ended June 30, 2022. These Expense Examples assume that you invest $100,000 in VCA 2 for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example Based on Current VCA 2 Structure

1 Year	3 Years	5 Years	10 Years
$541	$1,693	$2,945	$6,574

Expense Example Based on VCA 2 Structure if the Restructuring is Approved

1 Year	3 Years	5 Years	10 Years
$516	$1,614	$2,807	$6,268

INFORMATION ABOUT THE RESTRUCTURING

Under the proposal, Participants in VCA 2 are being asked to approve a restructuring of VCA 2 that would change VCA 2 from a management investment company overseen by the Committee to a unit investment trust invested solely in shares of an underlying fund.

The Restructuring

To address the anticipated decline in the asset base of VCA 2, Prudential proposed, and the Committee approved, a restructuring of VCA 2 to change VCA 2 from a management investment company overseen by the Committee to a unit investment trust under the 1940 Act, invested solely in shares of an underlying fund, the Fidelity Fund. VCA 2 would invest solely in Initial Class shares of the Fidelity Fund.

The Restructuring will also provide an organizational structure for VCA 2 that is more common in the variable annuity industry than the current organization structure. Virtually all of Prudential’s other variable annuity products as well as industry are structured with two tiers or levels, namely, an insurance company separate account that purchases shares of a mutual fund and a mutual fund that holds a diverse portfolio of investments. Currently, VCA 2 is organized as a one-tier structure consisting of an insurance company separate account that invests directly in a portfolio of investments. The Restructuring will move VCA 2 from a one-tier structure to the more common two-tier structure.

If the Restructuring is approved, VCA 2 will continue as a separate account, but instead of holding an actively managed portfolio of equity securities, it will become a unit investment trust, which holds shares of the Fidelity Fund. After the Restructuring, each Participant will have an interest in the unit investment trust equal in value to that Participant’s interest in VCA 2 immediately prior to the Restructuring.

VCA 2 will receive Initial Class shares of the Fidelity Fund. Each such share will be fully paid and non-assessable when issued, which means that the consideration for the shares has been paid in full and the Fidelity Fund may not impose levies on shareholders for more money, respectively. The Fidelity Fund will not issue share certificates; rather, the ownership of the shares will be recorded on the books of the Fidelity Fund, consistent with common industry practice. The shares of the Fidelity Fund issued to VCA 2 will have no pre-emptive or conversion rights, consistent with common industry practice.

The Restructuring will be completed by the sale of all of the securities of VCA 2 for cash and the purchase of shares of the Fidelity Fund. The Restructuring is not expected to result in tax consequences to Participants.

If the Restructuring is approved by the Participants, the Restructuring will become effective on such date as may be mutually agreed upon by Fidelity and PGIM Investments. It is expected that the Restructuring will be completed in or about December, 2022.

Cost of the Restructuring

On April 4, 2022, Prudential Financial sold its full-service retirement business to Empower Retirement, LLC (“Empower Retirement”), the second-largest retirement provider in the U.S. Prudential and/or Empower Retirement will bear all expenses in connection with this proxy statement, including, without limitation: preparation and filing of the proxy statement, proxy mailing expenses and solicitation expenses, which are estimated to be $177,000. In order for PGIM Investments to implement the Restructuring, PGIM Investments currently expects that the Restructuring would be completed by the sale of all of the securities of VCA 2 for cash and the purchase of shares of the Fidelity Fund for cash. PGIM Investments expects to utilize a transition manager to facilitate the Restructuring. These expenses will be directly incurred on behalf of VCA 2 in connection with the Restructuring. Such expenses are estimated to be $21,000, and will be borne by VCA 2 and the Participants.

Committee Considerations

At a meeting of the Committee held on March 2, 2022, the Committee considered a presentation made by PGIM Investments concerning the proposed Restructuring. At such meeting, the Committee, including all of the Independent Committee Members, unanimously approved the proposed Restructuring and recommended that the Participants also approve the proposed Restructuring. The material factors that formed the basis for the Committee Members’ determination to approve the proposed Restructuring are discussed below.

Potential for Improved Performance

The Committee received and considered information regarding the investment performance of VCA 2 and the Fidelity Fund. The Committee noted that the proposed Restructuring would permit VCA 2 to directly invest in the Fidelity Fund and it also noted the Fidelity Fund’s strong historical performance and larger asset base.

Reduced Expenses

The Committee considered the Fidelity Fund’s management fees and expenses, noting that the proposed Restructuring would result in the Participants indirectly bearing the Fidelity Fund’s management fees and expenses. The Committee noted that, while the Participants would indirectly bear the Fidelity Fund’s management fees and expenses, those additional management fees and expenses would be offset by the elimination of the VCA 2 management fee. The Committee further noted that the proposed Restructuring was expected to decrease total expenses for VCA 2.

Potential for Investment and Operational Efficiencies

The Committee considered VCA 2’s organizational structure, noting that it is organized as a one-tier structure consisting of an insurance company separate account that invests directly in a portfolio of investments and that, if the Restructuring is approved, VCA 2 would move from a one-tier structure to the more common two-tier structure. The Committee considered that the two-tier structure is much more common in the variable annuity industry than VCA 2’s current organizational structure. It also received and considered information about Prudential’s other variable annuity contracts, which are typically structured with two tiers or levels. The Committee considered that the two-tier structure provides more flexibility, such as the ability to gain benefits of larger scale by pooling the account value of VCA 2 investors with investments under other variable annuity contracts in the underlying fund.

* * *

After full consideration of these factors, the Committee approved the proposed Restructuring upon concluding that such proposal was in the best interests of VCA 2 and the Participants.

Description of the Fidelity Fund’s Shares

The Restructuring will be completed by the sale of all of the securities of VCA 2 for cash and the purchase of Initial Class shares of the Fidelity Fund. Each such share will be fully paid and non-assessable when issued, which means that the consideration for the shares has been paid in full and the Fidelity Fund may not impose levies on shareholders for more money, respectively. The Fidelity Fund will not issue share certificates; rather, the ownership of the shares will be recorded on the books of the Fidelity Fund, consistent with common industry practice. The shares of the Fidelity Fund issued to VCA 2 will have no pre-emptive or conversion rights, consistent with common industry practice.

Federal Income Tax Consequences

The Restructuring is not expected to result in tax consequences to Participants.

Pro Forma Capitalization

The following table sets forth the capitalization of VCA 2 and the Fidelity Fund as of June 30, 2022 and the capitalization of the Fidelity Fund on a pro forma basis as of that date, giving effect to the proposed Restructuring as a cash purchase of Fidelity Fund shares at net asset value.

Capitalization of VCA 2 and Fidelity Fund (Pro Forma)

(as of June 30, 2022) (Unaudited)

	VCA 2	Fidelity Fund	Adjustments (Pro Forma)	VCA 2 (Pro Forma)*	Fidelity Fund (Pro Forma)*
Accumulation Units Outstanding	1,910,796	—	—	1,910,796	—
Initial Class Shares Outstanding	—	22,586,178	544,559	—	23,130,737
Equity of Participants/Total Net Assets	$202,053,242	$8,380,431,012	$202,053,242	$202,053,242	$8,582,484,254
Net Asset Value Per Unit or Shares	$105.7430	$371.04	—	$105.7430	$371.04

*

Both VCA 2 and the Fidelity Fund will continue to exist. VCA 2 will purchase shares of the Fidelity Fund for cash and will retain its then current net asset value. The assets of the Fidelity Fund will increase by the amount of cash received from VCA 2.

The table set forth above should not be relied upon to reflect the number of Fidelity Fund shares to be received by VCA 2 in the Restructuring; the actual number of shares to be received will depend upon the net asset value of VCA 2 and the net asset value per share of the Fidelity Fund at the time of the Restructuring.

CHANGES TO VCA 2 FOLLOWING THE RESTRUCTURING

After the Restructuring VCA 2 will continue to exist as a separate account of Prudential, but will change its form of registration under the 1940 Act from an open-end management investment company to a unit investment trust. A separate account registered as an open-end management investment company is required to file its registration statement on a different SEC form than a separate account registered as a unit investment trust. The following sections compares the information that currently appears in VCA 2’s prospectus with the information that will appear in VCA 2’s prospectus if the Restructuring is approved.

Key Information

Ongoing Fees and Expenses (annual charges)

The tables below describe the fees and expenses that Participants may pay each year. Because separate accounts registered as open-end management investment companies have a single-tier structure and consolidate fees and expenses for investment options into base contract expenses they disclose the ongoing fees and expenses differently than separate accounts registered as unit investment trusts.

VCA 2 Before the Restructuring
Annual Fee	Minimum	Maximum
Annual Contract	0.500%	0.500%
Expenses [1,2]

[1]	As a percentage of Unit Value.
[2]

“Annual Contract Expenses” consists of the investment management fees (0.125%), the base contract expenses (0.375%), and the annual administration fee, which rounds to less than 0.01%. In certain instances, we do not charge the annual administration fee or the base contract expenses.

VCA 2 After the Restructuring
Annual Fee	Minimum	Maximum
Base Contract [3,4]	0.375%	0.375%
Investment options (Portfolio fees and expenses)[5]	0.10%	0.10%

[3]	As a percentage of Unit Value.
[4]	“Base Contract” consists of the administrative expenses fee (0.375%) and the annual administration fee, which rounds to less than 0.01%.
[5]	“Investment options” denotes expenses that are deducted from Portfolio assets, including investment management fees and other expenses.

VCA 2 is not customizable, and there are no choices you can make that will affect how much you will pay. To help you understand the cost of investing in VCA 2, the following tables show the lowest and highest cost you could pay each year. These estimates assume that you do not take withdrawals from VCA 2, which could add charges for early withdrawals that substantially increase costs. Because separate accounts registered as open-end management investment companies have a single-tier structure and consolidate fees and expenses for investment options into base contract expenses they disclose the ongoing fees and expenses differently than separate accounts registered as unit investment trusts.

VCA 2 Before the Restructuring
Lowest Annual Cost	Highest Annual Cost
$477	$500
Assumes:	Assumes:

• Investment of $100,000	• Investment of $100,000

• 5% annual appreciation	• 5% annual appreciation

• Least expensive combination of Contract and management fees	• Most expensive combination of Contract and management fees

• No sales charges	• No sales charges

• No additional Contributions, transfers or withdrawals	• No additional Contributions, transfers or withdrawals

VCA 2 After the Restructuring
Lowest Annual Cost	Highest Annual Cost
$453	$476
Assumes:	Assumes:

• Investment of $100,000	• Investment of $100,000

• 5% annual appreciation	• 5% annual appreciation

• Least expensive combination of Contract Classes and Portfolio fees and expenses	• Most expensive combination of Contract Classes and Portfolio fees and expenses

• No sales charges	• No sales charges

• No additional Contributions, transfers or withdrawals	• No additional Contributions, transfers or withdrawals

Risks Associated with Investment

Both before and after the Restructuring, an investment in VCA 2 is subject to the risk of poor investment performance. The principal investment risks of VCA 2 and the Fidelity Fund are substantially similar and are discussed in greater detail later in this Proxy Statement/Prospectus.

Overview of the Contract

The value of a Participant’s investment depends upon the performance of VCA 2’s portfolio. Prudential invests the assets of the Separate Account based on VCA 2’s investment objective and investment policies, which are described in greater detail later in this Proxy Statement/Prospectus. If the Restructuring is approved, the value of a Participant’s investment will depend upon the performance of the Fidelity Fund. The Fidelity Fund’s investment objective and investment policies are described in greater detail later in this Proxy Statement/Prospectus.

Principal Risks of Investing in the Contract

VCA 2’s prospectus summarizes the principal risks of purchasing VCA 2, including the risks associated with variable investment options, insurance company risk, annuitization risk, possible adverse tax consequences, that VCA 2 is not a short-term investment, and the risk of loss. The principal risks of investing in VCA 2 will not materially change if the Restructuring is approved.

As noted above, both before and after the Restructuring, an investment in VCA 2 is subject to the risk of poor investment performance. The principal investment risks of VCA 2 and the Fidelity Fund are substantially similar and are discussed in greater detail later in this Proxy Statement/Prospectus.

General Description of Investment Option and Portfolio Company; Management of VCA 2

VCA 2’s prospectus discusses the investment objectives, policies, and risks of the investments of VCA 2. It also provides certain information about the management of VCA 2. If the Restructuring is approved, the information in VCA 2’s prospectus regarding that information will be replaced with a statement that certain information about the Fidelity Fund is available in a new appendix to the prospectus. The new appendix will include information about the Fidelity Fund, including its (i) name, (ii) type or a brief statement concerning its investment objectives, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance. The prospectus will further state that more detailed information is available in the Fidelity Fund’s prospectus, and to explain how investors may obtain copies of the prospectus.

COMPARISON OF VCA 2 AND THE FIDELITY FUND

Investment Objectives

Both VCA 2 and the Fidelity Fund invest primarily in equity securities of large companies. VCA 2’s investment objective is long-term growth of capital. The Fidelity Fund’s investment objective is to seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

Principal Investment Strategies

In pursuing its investment objective, VCA 2 normally invests primarily in common stock of major established companies. Current income, if any, is incidental to this objective. VCA 2 may also invest in preferred stocks, warrants, convertible bonds, or other equity-related securities. Under normal market conditions, VCA 2 may also invest up to 20% of its total assets in short, intermediate or long-term debt instruments that have been rated “investment grade.” VCA 2 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, VCA 2 may purchase and sell futures contracts on foreign currencies or groups of foreign currencies. In addition to futures contracts, VCA 2 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts.

As part of its principal investment strategies, the Fidelity Fund normally invests at least 80% of its assets in common stocks included in the S&P 500 Index, and lends securities to earn income for the fund. In addition to its principal investment strategies, the Fidelity Fund may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund’s exposure to changing security prices or other factors that affect security values.

Principal Risks

The principal investment risks of VCA 2 and the Fidelity Fund are substantially similar because they both invest primarily in equity securities of large companies.

VCA 2 is subject to risks related to active management, including the risk that VCA 2 underperforms its benchmark, while the Fidelity Fund is subject to risk related to passive management, including the risk that the Fidelity Fund’s performance may vary from its underlying index and the risk the Fidelity Fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

The Fidelity Fund is also subject to risks related to securities lending, including the risk that the borrower may default on its obligation to return the securities loaned.

VCA 2 is subject to the risks associated with foreign investments since it may invest in foreign securities and to the risks associated with real estate investments since it may invest in real estate investment trusts (REITs) and real estate-linked derivative instruments. VCA 2 is also subject to risks associated with fixed income investments since it may invest up to 20% of its total assets in short-, intermediate- or long-term debt instruments that have been rated “investment grade.”

Organization of the Funds

VCA 2 is organized under New Jersey law as a separate account of Prudential. VCA 2 is also registered under the 1940 Act with the SEC as an open-end management investment company. Prudential issued variable annuity contracts offering VCA 2 as an investment option. VCA 2 is overseen by the Committee. After the Restructuring VCA 2 will continue to exist as a separate account of Prudential, but will change its form of registration under the 1940 Act from an open-end management investment company to a unit investment trust. The Committee will not exist after the Restructuring, consistent with the Restructuring as a unit investment trust.

The Fidelity Fund is a separate diversified series of Variable Insurance Products Fund II, which is organized as a Massachusetts business trust. Variable Insurance Products Fund II is registered under the 1940 Act with the SEC as an open-end management investment company. Variable Insurance Products Fund II, including the Fidelity Fund, is overseen by a Board of Trustees.

The Restructuring would change VCA 2 from a management investment company to a unit investment trust holding shares of the Fidelity Fund. As a unit investment trust, VCA 2 would have the right to substitute from shares of the Fidelity Fund to another fund in accordance with applicable regulatory requirements, including in some situations reliance on an order issued by the SEC.

Investment Manager and Subadvisers

As mentioned above, PGIM Investments serves as the investment manager for VCA 2, and Jennison serves as its subadviser. Fidelity serves as the investment manager for the Fidelity Fund, and Geode serves as its subadviser.

PGIM Investments is registered with the SEC as an investment adviser, and is an indirect wholly-owned subsidiary of Prudential Financial. PGIM Investments is responsible for the overall management of the investment operations of VCA 2, including oversight of the subadvisers. PGIM Investments’ principal place of business is at 655 Broad Street, Newark, New Jersey 07102.

As of February 28, 2022, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $349.4 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. PGIM Investments has been in the business of providing advisory services since 1996.

On April 4, 2022, Prudential Financial sold its full-service retirement business to Empower Retirement. As part of the sale, the contracts using VCA 2 are now administered and reinsured by Empower Retirement. Empower Retirement administers approximately $1.4 trillion in assets for more than 17 million retirement plan participants as of April 1, 2022. It is the nation’s second-largest retirement plan recordkeeper by total participants. Empower Retirement serves all segments of the employer-sponsored retirement plan market: government 457 plans; small, midsize and large corporate 401(k) clients; not-for-profit 403(b) entities; Taft-Hartley plans; private-label recordkeeping clients; and IRA and brokerage customers.

Jennison is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial. As of June 30, 2022, Jennison managed in excess of $171.4 billion in assets for institutional, mutual fund and certain other clients. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Fidelity, with an address at 245 Summer Street, Boston, Massachusetts 02210, is the investment manager for the Fidelity Fund. Fidelity is responsible for handling the Fidelity Fund’s business affairs. Fidelity has engaged Geode, with an address at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, to serve as subadviser for the Fidelity Fund. Geode chooses the Fidelity Fund’s investments and places orders to buy and sell the Fidelity Fund’s investments.

The Fidelity Fund may rely on an exemptive order from the SEC that permits the Fidelity Fund to employ a “manager of managers” structure (“Multi-Manager Order”). Pursuant to the Multi-Manager Order, Fidelity is permitted to enter into and materially amend subadvisory agreements with certain subadvisers with board approval and without shareholder approval.

Performance

The bar charts and tables below show the performance histories of each of VCA 2 and the Fidelity Fund as of December 31, 2021.

VCA 2:

Fidelity Fund:

	1 Year (%)	5 Years (%)	10 Years (%)
Average Annual Total Returns VCA 2	21.47	15.84	13.76
Average Annual Total Returns Fidelity Fund (Initial Class)*	28.58	18.34	16.44

*

The performance history of the Fidelity Fund reflected above does not reflect the mortality & expense risk fee that is paid by VCA 2. Following the Restructuring, VCA 2 will continue to charge a mortality and expense risk fee.

INFORMATION ABOUT VOTING

Voting Rights

Under most Section 403(b) plans, participants have voting rights in VCA 2, and this Proxy Statement/Prospectus will be sent to them. Under some qualified plans, the contractholder will have the voting rights. In general, for qualified plans with a trustee, we will send the Proxy Statement/Prospectus to the contractholder so it can determine whether the plan provides for voting by the contractholder or the participants.

Contractholders and participants having voting rights in VCA 2 (collectively, “Participants”) as of the Record Date are entitled to vote. The Record Date is September 15, 2022.

You are receiving this Proxy Statement/Prospectus because you have voting rights in VCA 2 as of the Record Date. The person having voting rights is entitled to the number of votes and fractions thereof equal to the number of dollars and fractions thereof in the individual accumulation account(s) in VCA 2 as of close of business on the Record Date. Prudential is entitled to vote any Units representing its own funds invested in VCA 2 as of the Record Date. Prudential will cast any votes based on any of its own funds in the same proportions as all other persons having voting rights represented at the Meeting in person or by proxy. For example, if 90% of votes received from persons having voting rights in VCA 2 are in favor of the Restructuring, Prudential will cast 90% of its votes in VCA 2 in favor of the Restructuring.

The table in Exhibit B shows the number of Units of VCA 2 as of the Record Date that are entitled to vote at the Meeting.

To the knowledge of VCA 2, as of the Record Date, no person owned Units attributable to 5% or more of the assets of VCA 2.

As of February 28, 2022, the Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Fund owned, in the aggregate, less than 1% of each class’s total outstanding shares, with respect to the Fidelity Fund.

As of February 28, 2022, the following owned of record and/or beneficially 5% or more of the outstanding shares of the Fidelity Fund:

Class Name	Owner Name	City	State	Ownership %
Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	47.28%
Initial Class	NYLIAC	PARSIPPANY	NJ	8.31%
Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	7.10%
Initial Class	ZURICH AMERICAN LIFE INSURANCE COMPANY	ELGIN	IL	5.64%
Service Class 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	34.20%
Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	31.38%
Service Class 2	PRUDENTIAL LIFE INSURANCE COMPANY OF AME	NEWARK	NJ	15.50%
Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	5.07%
Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	49.92%

Class Name	Owner Name	City	State	Ownership %
Service Class	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	20.03%
Service Class	DELAWARE LIFE INSURANCE COMPANY	WALTHAM	MA	13.69%
Service Class	LINCOLN BENEFIT LIFE COMPANY	PALATINE	IL	7.81%

As of February 28, 2022, the following owned of record and/or beneficially 25% or more of the outstanding shares of the Fidelity Fund:

Owner Name	City	State	Ownership %
FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	37.88%

Required Participant Vote

Approval of the Restructuring requires a vote in favor of the Restructuring by a majority of the votes cast at the Meeting.

The presence, in person or by proxy, of more than 35% of the votes which may be cast will constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Restructuring are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those votes present and entitled to vote at the Meeting in person or by proxy.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power), the votes represented thereby will be considered present for purposes of determining a quorum but will have the effect of a vote against the Restructuring. Accordingly, abstentions and broker non-votes will effectively be a vote against adjournment and against the Restructuring.

In the event that sufficient votes to obtain a quorum have not been obtained, VCA 2 may request that one or more brokers submit a specific number of broker non-votes in order to obtain quorum. VCA 2 would only take such actions if it believed such actions would result in quorum and VCA 2 had already received or expected to receive sufficient votes to approve the Restructuring at the Meeting.

Solicitation of Proxies and Votes

Solicitation of votes is being made by VCA 2 primarily by distribution of the notice and this Proxy Statement/Prospectus by mail. In addition to the solicitation of proxy votes by mail, officers and agents of VCA 2 and employees of PGIM Investments, and its affiliates may solicit proxies and votes in person or by telephone, fax, the Internet, personal interview or other permissible means. In lieu of executing a proxy card, you may attend the Meeting via remote communication.

AST Fund Solutions has been retained for the purpose of responding to questions and requests for assistance from Participants. AST Fund Solutions may also provide services for the solicitation of proxies and votes from Participants through any of the means described above. The solicitation services to be provided by AST Fund Solutions may include, but are not limited to mailing services, outbound calling, vote recording and vote tabulation. Estimated cost for AST Fund Solutions’ services are $25,000 which will be covered by Prudential and/or Empower Retirement or their affiliates.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your votes will be voted FOR the Restructuring. You may revoke any proxy by giving another proxy or by letter revoking the initial proxy. To be effective your revocation must be received by VCA 2 prior to the Meeting and must indicate your name and account number.

Participants may revoke their vote, but to be effective, Prudential must receive written notice of the revocation prior to 6:00 p.m. Eastern Time on the day before the Meeting. Alternatively, a Participant may revoke his or her vote by participating via remote communication at the Meeting

This solicitation is being made by mail, but it also may be made by telephone, electronic mail or facsimile.

Proxy Solicitation Costs

Participants will not bear any of the costs or expenses associated with this Proxy Statement/Prospectus. The cost of the Proxy Statement/Prospectus and the Meeting, including the cost of solicitation of proxies, printing and mailing, and legal expenses, will be borne by Prudential and/or Empower Retirement or their affiliates and is estimated to be $177,000.

Restructuring Expenses

In order for PGIM Investments to implement the Restructuring, PGIM Investments currently expects that the Restructuring would be completed by the sale of all of the securities of VCA 2 for cash and the purchase of shares of the Fidelity Fund for cash. PGIM Investments expects to utilize a transition manager to facilitate the Restructuring. These expenses, estimated to be $21,000, will be directly incurred on behalf of VCA 2 in connection with the Restructuring and will be borne by VCA 2 and the Participants.

Adjournment

If sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the officers of VCA 2 may propose one or more adjournments or postponements of the Meeting to permit further solicitation. The costs of any additional solicitation and any adjourned session will be paid by Prudential and/or Empower Retirement or their affiliates.

OTHER INFORMATION

Other Business

The Committee knows of no other matters which are likely to be brought before the Meeting. In the event any other matters do properly come before the Meeting, however, the persons named in the enclosed proxy will vote the proxies in accordance with their best judgment.

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, those proxies will be voted in favor of the proposal.

* * * * *

Copies of VCA 2’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Participants. Participants may request additional copies of VCA 2’s annual or semi-annual reports, free of charge, by calling 1-877-778-2100, or by writing to The Prudential Variable Contract Account-2 at 655 Broad Street, Newark, NJ 07102.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR

VOTING CARDS PROMPTLY.

EXHIBIT A

Summary Prospectus

Fidelity VIP Index 500 Portfolio

Fidelity® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Index 500 Portfolio

Summary Prospectus

April 30, 2022

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund (including the fund’s SAI) online at institutional.fidelity.com/vipfunddocuments. You can also get this information at no cost by calling 1-866-997-1254 or by sending an e-mail request to funddocuments@fmr.com. The fund’s prospectus and SAI dated April 30, 2022 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund/Class:

VIP Index 500 Portfolio/Initial Class, Service Class, Service Class 2

Investment Objective

The fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.045%	0.045%	0.045%
Distribution and/or Service (12b-1) fees	None	0.100%	0.250%
Other expenses	0.055%	0.055%	0.055%

Total annual operating expenses	0.100%	0.200%	0.350%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here’s how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$10	$20	$36
3 years	$32	$64	$113
5 years	$56	$113	$197
10 years	$128	$255	$443

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

•	Normally investing at least 80% of assets in common stocks included in the S&P 500® Index.

•	Lending securities to earn income for the fund.

Principal Investment Risks

•

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

•

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s value or result in delays in recovering securities and/or capital from a counterparty.

•

Correlation to Index. The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

•

Passive Management Risk. The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

•

Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund’s shares from year to year and compares the performance of the fund’s shares to the performance of a securities market index over various periods of time. The index description appears in the “Additional Index Information” section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	20.54%	June 30, 2020
Lowest Quarter Return	(19.66)%	March 31, 2020

Average Annual Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	28.58%	18.34%	16.44%
Service Class	28.45%	18.23%	16.32%
Service Class 2	28.26%	18.05%	16.15%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund’s manager. Geode Capital Management, LLC (Geode) serves as a sub-adviser for the fund.

Portfolio Manager(s)

Louis Bottari (senior portfolio manager) has managed the fund since January 2009.

Peter Matthew (senior portfolio manager) has managed the fund since August 2012.

Robert Regan (portfolio manager) has managed the fund since December 2016.

Payal Gupta (portfolio manager) has managed the fund since June 2019.

Navid Sohrabi (portfolio manager) has managed the fund since August 2019.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2022 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term “VIP” as used in this document refers to Fidelity® Variable Insurance Products.

1.907828.121	VI5-SUM-0422

EXHIBIT B

The following table sets forth the outstanding Units of The Prudential Variable Contract Account-2 (“VCA 2”) as of the close of business on September 15, 2022 (the “Record Date”). The person having voting rights is entitled to the number of votes and fractions thereof equal to the number of dollars and fractions thereof in the individual accumulation account(s) in VCA 2 as of close of business on the Record Date.

Units Outstanding
The Prudential Variable Contract Account-2	1,890,215.62

STATEMENT OF ADDITIONAL INFORMATION

TO PROXY STATEMENT/PROSPECTUS

The Prudential Variable Contract Account-2 655 Broad Street Newark, New Jersey 07102 (973) 367-7521	Variable Insurance Products Fund II 245 Summer Street Boston, Massachusetts 02210 (617) 563-7000

October 5, 2022

Restructuring of The Prudential Variable Contract Account-2

This statement of additional information (“SAI”), which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement/Prospectus dated October 5, 2022, relating to a special meeting (the “Meeting”) of contractholders and participants having voting rights (collectively, “Participants”) in The Prudential Variable Contract Account-2 (“VCA 2”). At the meeting, Participants will be asked to approve the proposed restructuring of VCA 2 to change VCA 2 from a management investment company overseen by the Committee of VCA 2 (the “Committee”) to a unit investment trust invested solely in shares of an underlying fund—the Fidelity VIP Index 500 Portfolio (the “Fidelity Fund,” and such restructuring, the “Restructuring”). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

To obtain a copy of the Proxy Statement/Prospectus, please call 1-877-778-2100 or write to The Prudential Variable Contract Account-2 at 655 Broad Street, Newark, NJ 07102.

Additional Information About VCA 2 and the Fidelity Fund

This SAI incorporates by reference the following documents as filed with the Securities and Exchange Commission, which provide additional information about VCA 2 and the Fidelity Fund:

•	The prospectus and statement of additional information for VCA 2, dated May 1, 2022; and

•	The prospectus and statement of additional information for the Fidelity Fund, dated April 30, 2022.

Information Incorporated by Reference

This SAI incorporates by reference the following documents as filed with the Securities and Exchange Commission, which include financial statements for VCA 2 and the Fidelity Fund:

•	The Annual Reports to stockholders of VCA 2 for the fiscal year ended December 31, 2021;

•	The Annual Reports to shareholders of the Fidelity Fund for the fiscal year ended December 31, 2021;

•	The Semi-Annual Reports to stockholders of VCA 2 for the six months ended June 30, 2022; and

•	The Semi-Annual Reports to shareholders of the Fidelity Fund for the six months ended June 30, 2022.

SAI-1

Financial Information Related to the Restructuring

The Restructuring will be completed by the sale by VCA 2 of all of its securities for cash and the purchase of shares of the Fidelity Fund for cash. No existing securities holdings of VCA 2 will be transferred to the Fidelity Fund. As such, VCA 2 is not being acquired by the Fidelity Fund. A table showing the expenses paid by Participants before and after the Restructuring in the format required by the Securities and Exchange Commission for applicable registration statement forms is included in the Proxy Statement/Prospectus.

SAI-2